UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                Current Report Pursuant To Section 13 Or 15(d) Of
                      The Securities Exchange Act Of 1934


                        Date Of Report: October 21, 2002
                        (Date Of Earliest Event Reported)


                           MONTEREY BAY BANCORP, INC.
             (Exact Name Of Registrant As Specified In Its Charter)


                  DELAWARE                                77-0381362
      (State Or Other Jurisdiction Of          (I.R.S. Employer Identification
       Incorporation Or Organization)                      Number)

                         Commission File Number: 0-24802

              567 Auto Center Drive, Watsonville, California 95076
               (Address Of Principal Executive Offices)(Zip Code)

                                (831) 768 - 4800
              (Registrant's Telephone Number, Including Area Code)

                                (831) 722 - 6794
              (Registrant's Facsimile Number, Including Area Code)

                             WWW.MONTEREYBAYBANK.COM
                          (Registrant's Internet Site)

                            INFO@MONTEREYBAYBANK.COM
                     (Registrant's Electronic Mail Address)

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Item 5.           Other Events

         On October 21, 2002, Monterey Bay Bancorp, Inc. ("Registrant" and "Company") issued a press release that announced financial and operating results for the three month and nine month periods ended September 30, 2002.


Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

         The following Exhibits are filed as part of this Report:

                  99.1     Press Release dated October 21, 2002.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      Monterey Bay Bancorp, Inc.
                                                                    (Registrant)




Date:    October 21, 2002      By:  /s/ C. Edward Holden
                                    --------------------
                                    C. Edward Holden
                                    Chief Executive Officer
                                    President
                                    Vice Chairman Of The Board Of Directors



Date:    October 21, 2002      By:  /s/ Mark R. Andino
                                    ------------------
                                    Mark R. Andino
                                    Chief Financial Officer
                                    Treasurer
                                    (Principal Financial & Accounting Officer)


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